Exhibit 10.1
AMENDMENT NO. 1
to the
ADVAXIS, INC.
2011 EMPLOYEE STOCK PURCHASE PLAN

This AMENDMENT NO. 1 to the ADVAXIS, INC. 2011 EMPLOYEE STOCK PURCHASE PLAN (“Amendment No. 1”) is effective as of October 31, 2011.

1. Amendment.  Section 2(q) of the 2011 Employee Stock Purchase Plan (the “Plan”) of Advaxis, Inc. (the “Corporation”), effective September 27, 2011, is hereby amended and restated in its entirety and shall read as follows:

“(q)           “First Offering Date” means December 30, 2011.”

2. Effectiveness of Plan.  Except as set forth in this Amendment No. 1, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

3. Execution.  The Board of Directors of the Corporation has caused its authorized officer to execute this Amendment No. 1 and to record the same in the books and records of the Corporation.

ADVAXIS, INC., a Delaware corporation

By:	/s/ Mark J. Rosenblum
Name: Mark J. Rosenblum
Title: Chief Financial Officer, Senior Vice President and Secretary